UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 7, 2023
________________________________
Akumin Inc.
(Exact name of Registrant as specified in its charter)
________________________________

Delaware	001-39479	88-4139425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)
(844) 730-0050
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AKU	The Nasdaq Stock Market LLC
Common Stock, $0.01 par value per share	AKU	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Akumin Inc. (the “Company”) held its Annual Meeting of Stockholders on June 7, 2023 (the “Meeting”). At the close of business on April 17, 2023, the record date of the Meeting, the Company had 90,498,491 shares of common stock issued and outstanding.

The results of the proposals are as follows:

1.To elect the directors of the Company who will serve until the end of the next annual meeting of stockholders or earlier on death, resignation, or removal:

	Votes For	Votes Against	Abstain	Broker Non-Votes

Riadh Zine	53,927,582	3,758,478	2,250	3,792,137
Stanley Dunford	54,069,164	3,615,095	4,051	3,792,137
Murray Lee	48,301,015	9,383,244	4,051	3,792,137
James Webb	50,018,491	7,665,769	4,050	3,792,137
Thomas Davies	49,860,400	7,701,867	126,043	3,792,137
Haichen Huang	53,950,378	3,612,888	125,044	3,792,137
James Wyper	54,054,164	3,630,095	4,051	3,792,137
Ross Sinclair	53,953,977	3,608,289	126,044	3,792,137
John Wagner	53,959,179	3,603,088	126,043	3,792,137
Paul Viviano	53,953,037	3,609,229	126,044	3,792,137

Each of the director nominees was duly elected.

2.To ratify of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to the discretion of the Audit Committee of the Company’s Board of Directors (the “Board”) to select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,454,681	24,766	1,000	N/A

The proposal was approved.

3.To approve an amendment to the Company’s Certificate of Incorporation to implement, at the discretion of the Board at any time prior to the 2024 annual meeting of stockholders, a reverse stock split of the issued and outstanding shares of common stock, par value $0.01, in a range of not less than one-for-two shares and not more than one-for-four shares:

Votes For	Votes Against	Abstain	Broker Non-Votes
55,993,608	5,485,914	925	N/A

The proposal was approved.

4.To approve a restatement to the Company’s Amended and Restated Stock Option Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
45,101,517	12,584,293	2,500	3,792,137

The proposal was approved.

5.To approve a restatement to the Company’s Amended and Restated Restricted Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
47,608,209	10,077,201	2,900	3,792,137

The proposal was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Akumin Inc.

Date: June 12, 2023	By:	/s/ Riadh Zine
Riadh Zine Chairman, Chief Executive Officer and Director